Exhibit 32.1

Certification Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the periodic report of Dynacq Healthcare, Inc. (the “Company”) on Form 10-K for the year ended August 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eric K. Chan, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 13, 2015	/s/ Eric K. Chan
Eric K. Chan President and Chief Executive Officer Dynacq Healthcare, Inc.